     As filed with the Securities and Exchange Commission on June 28, 2001

                                                     Registration No. 333-______
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              -------------------
                     AMERICAN HOME MORTGAGE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                    6162                    13-4066303
(State or other jurisdiction of            (Primary Standard Industrial     (I.R.S. Employer
incorporation or organization)             Classification Code Number)   Identification Number)

                              520 Broadhollow Road
                               Melville, NY 11747
                                 (631) 899-3900
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              -------------------
                                Michael Strauss
                     President and Chief Executive Officer
                     American Home Mortgage Holdings, Inc.
                              520 Broadhollow Road
                               Melville, NY 11747
                                 (631) 899-3900
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              -------------------

                                   Copies to:

    Louis J. Bevilacqua, Esq.                         Howard B. Adler, Esq.
  Cadwalader, Wickersham & Taft                    Gibson, Dunn & Crutcher LLP
         100 Maiden Lane                           1050 Connecticut Avenue, NW
     New York, New York 10038                          Washington, DC 20036
          (212) 504-6000                                 (202) 955-8500

                              -------------------

          Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-60050

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                        CALCULATION OF REGISTRATION FEE
================================================================================

                                                Proposed
Title of Each Class of Securities to be         Maximum               Amount of
Registered                                      Aggregate           Registration
and Sold                                      Offering Price             Fee
--------------------------------------------------------------------------------

Common Stock, par value $0.01 per
share..............................             $4,280,300              $1,070

================================================================================

                                EXPLANATORY NOTE

    This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (File No. 333-60050) filed by American Home Mortgage Holdings, Inc. with the Securities and Exchange Commission (the "Commission") on May 2, 2001, as amended on Form S-1, which was declared effective by the Commission on June 27, 2001, are incorporated herein by reference.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 28th day of June, 2001.

                                 AMERICAN HOME MORTGAGE HOLDINGS, INC.


                                 By:  /s/ Michael Strauss
                                      ------------------------------
                                      Name:  Michael Strauss
                                      Title: Chairman, Chief Executive Officer
                                             and President (Principal Executive
                                             Officer)

          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 28, 2001.

              Signature                                 Title
              ---------                                 -----

      /s/ Michael Strauss                    Chairman, Chief Executive Officer
      -----------------------------
      Michael Strauss                        and President (Principal Executive
                                             Officer)


      *                                      Director
      -----------------------------
      C. Cathleen Raffaeli

      *                                      Director
      -----------------------------
      Joseph Bryant

      *                                      Director
      -----------------------------
      Kenneth P. Slosser

      *                                      Director
      -----------------------------
      John A. Johnston

      *                                      Director
      -----------------------------
      Leonard Schoen, Jr.

      *                                      Chief Financial Officer
      -----------------------------
      Robert E. Burke                        (Principal Financial Officer)

      *                                      Controller
      -----------------------------
      Richard Silver                         (Principal Accounting Officer)

      * By: /s/ Michael Strauss
            -------------------------------
            Michael Strauss
            Attorney-in-Fact

                               INDEX TO EXHIBITS

   Exhibit No.                                    Description
  -------------   -----------------------------------------------------------------------------
       5.1        Opinion of Cadwalader, Wickersham & Taft, special counsel of the Registrant.#
      23.2        Consent of Deloitte & Touche.#
      24.1        Power of Attorney*

#   Filed herewith.
* Incorporated by reference to Exhibit 24.1 to the Registration Statement on Form S-3 (File No. 333-60050) filed with the Securities and Exchange Commission on May 2, 2001.